                            REGISTRATION RIGHTS AGREEMENT


       This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of January 3, 1996 by and between eXodus Technologies, Inc., a Washington corporation (hereinafter referred to as "EXODUS" or the "COMPANY") whose controlling shareholder is American United Global, Inc., a Delaware corporation ("AUGI"), and the undersigned (each of the undersigned other than eXodus is sometimes hereinafter referred to as a "HOLDER"; the undersigned other than eXodus are sometimes hereinafter collectively referred to as the "HOLDERS").

       Reference is made to those certain Subscription Agreements of even date herewith by and among AUGI and the Company, on the one hand, and each of the Holders, on the other hand (each such Subscription Agreement is sometimes hereinafter referred to as a "SUBSCRIPTION AGREEMENT"; and all such Subscription Agreements are sometimes hereinafter referred to collectively as the "SUBSCRIPTION AGREEMENTS"). Pursuant to SECTION 3(O)(B) of each Subscription Agreement, the Holder party thereto shall have the right to acquire from the Company a certain number of common stock purchase warrants (such warrants, as more fully described in said SECTION 3(O)(B) of the Subscription Agreement, are sometimes hereinafter referred to as the "EXODUS WARRANTS") upon the occurrence of an "EXODUS IPO", as such term is hereinafter defined. Each eXodus Warrant, if so issued, will entitle the holder thereof to acquire one share (each such share, an "EXODUS WARRANT SHARE") of the common stock of eXodus (the "EXODUS COMMON STOCK") upon the terms and conditions of such eXodus Warrant. The term "EXODUS IPO" shall be defined as the time at which eXodus shall consummate an initial public offering of eXodus Common Stock, alone or in combination with other eXodus securities, pursuant to a registration statement filed by eXodus pursuant to the "SECURITIES ACT" (as such term is defined in SECTION 2 of this Agreement) and declared effective by the "COMMISSION" (as such term is defined in SECTION 2(D) of this Agreement). eXodus agreed, pursuant to the terms and conditions of the Subscription Agreements, that, in the event that the eXodus Warrants are exercised to acquire eXodus Warrant Shares (such eXodus Warrant Shares being sometimes hereinafter referred to as "REGISTRABLE SECURITIES"), the holders of such Registrable Securities would have certain registration rights pursuant to an agreement among the parties hereto.

       The parties hereto are entering into this Registration Rights Agreement in order to define the registration rights and obligations of the parties hereto in respect of the Registrable Securities and to induce the Holders to purchase the Registrable Securities and the Company to sell the same to the Holders pursuant to their respective Subscription Agreements. Notwith-

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standing anything to the contrary contained in this Agreement, this Agreement shall not create any obligation on the part of eXodus or AUGI to issue or sell or cause eXodus to issue or sell the eXodus Warrants or the eXodus Warrant Shares to any Holder or to any person or entity, and the Subscription Agreements shall exclusively govern their obligations, and the Holders' rights, in that regard. Furthermore, notwithstanding anything to the contrary contained herein, no Holder shall have any rights to demand or cause the registration of any Registrable Securities or otherwise exercise any rights under this Agreement unless and until eXodus Warrants are issued to such Holder pursuant to the Subscription Agreement entered into by that Holder and such Holder acquires eXodus Warrant Shares by exercising such eXodus Warrants in accordance with the terms and conditions thereof.

       The parties hereby agree as follows:

       1.   DEFINITIONS.

       "AFFILIATE" of any specified "Person" (as such term is hereinafter defined) means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

       "AGREEMENT" has the meaning assigned to that term in the preamble to this Agreement.

       "AUGI" has the meaning assigned to that term in the preamble to this Agreement.

       "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, Borough of Manhattan are not required to be open.

       "COMMISSION" has the meaning assigned to that term in SECTION 2(D) of this Agreement.

       "COMPANY" has the meaning assigned to that term in the preamble to this Agreement.


                             - Page 2 - Reg. Rights Agt.

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       "DEMAND REGISTRATION" has the meaning assigned to that term in SECTION
2(B)(I) of this Agreement.

       "DEMAND REGISTRATION RIGHTS COMMENCEMENT DATE" has the meaning assigned to that term in SECTION 2(B)(I) of this Agreement.

       "EXCHANGE ACT" has the meaning assigned to that term in SECTION 2(F) of this Agreement.

       "EXCLUDED REGISTRATIONS" shall have the meaning assigned to that term in
SECTION 2(A) of this Agreement.

       "EXODUS" has the meaning assigned to that term in the preamble to this Agreement.

       "EXODUS COMMON STOCK" has the meaning assigned to that term in the preamble to this Agreement.

       "EXODUS IPO" has the meaning assigned to that term in the preamble to this Agreement.

       "EXODUS WARRANT SHARE" has the meaning assigned to that term in the preamble to this Agreement.

       "EXODUS WARRANTS" has the meaning assigned to that term in the preamble to this Agreement.

       "HOLDER" or "HOLDERS" have the meanings assigned to those terms in the preamble to this Agreement.

       "INCIDENTAL REGISTRATION" has the meaning assigned to that term in
SECTION 2(A)(I) of this Agreement.

       "INSPECTORS" has the meaning assigned to that term in SECTION 2(D) of this Agreement.

       "MAJORITY IN INTEREST" has the meaning assigned to that term in SECTION 2(B)(1) of this Agreement.

       "PERSON" means any corporation, individual, joint-stock company, limited liability company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

       "PRIORITY SECURITIES" has the meaning assigned to that term in SECTION 2(A) of this Agreement.

       "REGISTRATION EXPENSES" means any and all expenses incident to performance of or compliance with this Agreement, including without limitation:
(i) all Commission, stock


                             - Page 3 - Reg. Rights Agt.

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exchange, or National Association of Securities Dealers, Inc. registration and filings fees, (ii) all fees and expenses incurred by the Company in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of any of the Registrable Securities), (iii) all expenses of the Company pursuant to this Agreement in preparing or assisting in preparing, word processing, printing and distributing the registration statement relating to any of the Registrable Securities, any underwriting agreements and other documents to effect the registration of the Registrable Securities pursuant to this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to SECTION 2(D)(VII) hereof, (v) all rating agency fees, if any, (vi) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vii) any fees and disbursements of any underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the underwriters in connection with the registration statement relating to any of the Registrable Securities; BUT "Registration Expenses does NOT include (i) any underwriting discounts and commissions and transfer taxes, if any, or (ii) the fees and disbursements of counsel to, and accountants or other professionals retained by, any Holder.

       "REGISTRABLE SECURITIES" has the meaning assigned to that term in the preamble to this Agreement.

       "SECURITIES ACT" has the meaning assigned to that term in SECTION 2 of this Agreement.

       "SHARES" has the meaning assigned to that term in SECTION 2(A).

       "SUBSCRIPTION AGREEMENT" has the meaning assigned to that term in the preamble to this Agreement.

       2. REGISTRATION RIGHTS.

       Commencing upon date upon which the registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), covering any eXodus IPO is declared effective by the Commission and provided that such eXodus IPO shall be consummated, each Holder shall have the right to have such Holder's Registrable Securities registered under the Securities Act and applicable United States state securities laws in accordance with the following provisions.


                             - Page 4 - Reg. Rights Agt.

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       (a)  INCIDENTAL REGISTRATION.

            (i) If the Company at any time proposes to register on a registration statement on Form S-1, Form S-2, or S-3 (or an equivalent registration form then in effect) any shares of eXodus Common Stock ("SHARES") or any options, warrants or other rights to acquire, or securities convertible into or exchangeable for Shares (the "PRIORITY SECURITIES") under the Securities Act (PROVIDED, that the provisions of this Section 2 shall NOT apply to any registration (A) relating to securities issuable in connection with the eXodus IPO, (B) relating to shares issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company, or
(C) in connection with an acquisition by the Company of another company or other business entity or its assets (collectively, "EXCLUDED REGISTRATIONS")) in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, whether or not for sale for the Company's own account, it shall each such time (other than with regard to any Excluded Registration) give prompt written notice to each Holder of its intention to do so and of the Holders' rights under this SECTION 2(A), at least 30 calendar days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer each Holder the opportunity to include in such registration statement (other than an Excluded Registration) such number of Registrable Securities as such Holder may request. Upon the written request of any Holder made within 20 calendar days after the receipt of Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by any Holder (any such registration on behalf of any Holder, other than an Excluded Registration, is sometimes hereinafter referred to as an "INCIDENTAL REGISTRATION"); PROVIDED, HOWEVER, that (A) if such registration involves an underwritten offering, each Holder requesting the inclusion of such Holder's Registrable Securities in such registration statement must sell such Holder's Registrable Securities to the underwriters selected by Company on the same terms and conditions as apply to the Company, and (B) if, at any time after giving written notice pursuant to this SECTION 2(A)(I) of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Holder and shall thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this
SECTION 2(A)


                             - Page 5 - Reg. Rights Agt.

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involves an underwritten public offering, the Holder may elect, in writing not less than five (5) days prior to the effective date of the registration statement filed in connection with such registration, not to register such Registrable Securities in connection with such registration. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this SECTION 2(A). However, the Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of its Registrable Securities pursuant to a registration statement effected pursuant to this SECTION 2(A), and the fees and disbursements of counsel to, and accountants or other professionals, retained by, such Holder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement; (ii) when such securities may be sold under Rule 144 (or any successor provision) under the Securities Act; (iii) such securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company;
(iv) such securities shall have ceased to be outstanding; or (v) the Holder in question shall have had the opportunity to have all of such Holder's Registrable Securities sold pursuant to three (3) or more such Incidental Registrations (singly or in the aggregate), the effective dates of at least two of such registration statements being not less than six (6) months apart. Notwithstanding anything to the contrary contained in this SECTION 2(A)(I), the Company's obligation to give notice to a Holder in respect of any proposed registration shall cease as to such Holder when such Holder no longer owns securities which are Registrable Securities within the meaning of this Agreement.

            (ii) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this SECTION 2(A) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its good faith view, the number of equity securities (including all Registrable Securities) that the Company, the Holders, and any other Persons intend to include in such registration exceeds the largest number of such securities that can be sold without having an adverse effect on such offering, including the price at which such Registrable Securities can be sold, the Company will include in such registration (A) first, all the Priority Securities to be sold for the Company's own account; (B) second, all other securities sought to be sold for the Company's own account; and (C) third, to the extent that the number of Priority Securities and other securities referred to in (A) and (B) is


                             - Page 6 - Reg. Rights Agt.

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less than the number of securities that the underwriter has advised the Company can be sold in such offering without having the adverse effect referred to above, as many Registrable Securities as are requested to be included in such registration by the Holder pursuant to SECTION 2(A)(I) hereof on a pro rata basis (calculated by reference to the proportionate amount of securities sought to be included in the registration) with all other Persons contractually entitled to have securities included in such registration.

            (iii) If the Company at any time proposes to effect a public offering in a jurisdiction other than the United States of any of its Shares or any options, warrants or other rights to acquire, or securities convertible into or exchangeable for Shares (other than a public offering, (A) relating to shares issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company or (B) in connection with an acquisition by the Company of another company or other business entity or its assets) the Company and the Holders will have the rights and be subject to the obligations agreed in this SECTION 2(A) to the extent and where applicable.

       (b)  DEMAND REGISTRATION.

            (i) Commencing on or after the date which shall be twelve (12) months after the date on which the Commission declares the Company's registration statement covering the shares offered in the eXodus IPO to be effective (the "DEMAND REGISTRATION RIGHTS COMMENCEMENT DATE"), a majority in interest of the Holders, as determined by reference to their respective proportions of the aggregate number of Registrable Securities issued to such Holders pursuant to the terms and conditions of the Subscription Agreements and still held of record by such Holders at the time of any such determination (hereinafter, a "MAJORITY IN INTEREST"), may request on one and ONLY one occasion (except as hereinafter set forth) that the Company file a registration statement under the Securities Act, on a registration statement form then available to the Company and the Holders for such purpose, for the sale by the Holders of not less than $500,000 in value (based upon the closing price (or, if the closing price is so reported on the principal market for such securities, the closing bid price) of a share of the eXodus Common Stock as reported on the principal market for such securities on the date on which such demand is received by the Company) of the Registrable Securities issued to such Holders pursuant to such Subscription Agreements and still held of record by such Holders as of such date. Each request for such a registration (hereinafter referred to as a "DEMAND REGISTRATION") shall specify the approximate number of shares of Registrable Securities requested to be registered and the anticipated per share price


                             - Page 7 - Reg. Rights Agt.

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range for such offering.  Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders, and the other Holders may request in writing received by the Company within five (5) days thereafter that Registrable Securities issued to such other Holders pursuant to the Subscription Agreements and still held of record by such other Holders be included in the Demand Registration, such request to specify the approximate number of shares of Registrable Securities requested to be so registered. Subject to the approval of the holders of a Majority in Interest of the Holders, which consent shall not be unreasonably withheld, the Company may select the investment banker(s) and manager(s) to administer the offering. In the event that the Company attempts to cause a Demand Registration to become effective after a demand is made pursuant to this
SECTION 2(B), but such Demand Registration is not declared effective pursuant to the rules and regulations of the Commission within six (6) months after the demand therefor is received by the Company (other than due to the failure of any Holder seeking to have such Holder's shares included in such registration to perform such Holder's obligations), then unless and until said Demand Registration so becomes effective, the Holders shall still be deemed to have the right hereunder to request one (1) Demand Registration pursuant to this SECTION 2(B). Notwithstanding anything to the contrary in this Agreement, the Holders may not require any Demand Registration within six (6) months of any opportunity to participate in any Incidental Registration to the extent of Registrable Securities having a value of at least $250,000 (PROVIDED that Registrable Securities not included in any Incidental Registration due to an underwriter determination in accordance with SECTION 2(A)(II) of this Agreement shall not be counted as part of the total of $250,000 in Registrable Securities), measured (in the same fashion as above in this SECTION 2(B)(I)) as of the date of request by any Holder for inclusion in such Incidental Registration.

            (ii) The Company may include shares of its securities for its own account in any Registration Statement pursuant to this SECTION 2(B).


       (c)  HOLDBACK AGREEMENTS.

            (i) If any registration of Registrable Securities shall be in connection with an underwritten public offering, each Holder participating therein agrees not to effect any sale or distribution, including any private placement or any sale pursuant to Rule 144A (or any successor provision) or otherwise or any sale pursuant to Rule 144 (or any successor provision), under the Securities Act, of any Registrable Securities, other than by pro-rata distribution to its share-


                             - Page 8 - Reg. Rights Agt.

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holders, partners or other beneficial holders, and not to effect any such sale or distribution of any other equity security of Company or of any security convertible into or exchangeable or exercisable for any equity security of Company (in each case, other than as part of such underwritten public offering) during the ten calendar days prior to, and during the 180 calendar day period (or such lesser period as may be agreed upon between such holders of Registrable Securities and the managing underwriter of such offering PROVIDED, that in no event shall such period be longer than the period applicable to the executive officers of eXodus or any holder of five percent (5%) or more of the outstanding shares of eXodus Common Stock) that begins on the effective date of such registration statement (except as part of such registration), without the consent of the managing underwriter of such offering; PROVIDED, HOWEVER, that such Holder has received written notice of such registration at least two Business Days prior to the anticipated beginning of the ten calendar day period referred to above.

            (ii) If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees (A) not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by Company or any Affiliate of Company or the acquisition by Company or an Affiliate of Company of the shares or substantially all the assets of any other Person or in connection with an employee stock ownership or other benefit plan or an Excluded Registration) during the ten days prior to, and during the 180-day period (or such lesser period as may be agreed upon between such holders of Registrable Securities and the managing underwriter of such offering (PROVIDED, that in no event shall such period be longer than the period applicable to the executive officers of eXodus or any holder of five percent (5%) or more of the outstanding shares of eXodus Common Stock) which begins on, the effective date of such registration statement (except as part of such registration), and (B) that any agreement entered into after the date hereof pursuant to which Company issues or agrees to issue any privately placed equity securities shall contain a provision under which the holders of such securities agree not to effect any public sale or distribution of any such securities during the period and in the manner referred to in the foregoing clause (A), including a private placement pursuant to Rule 144A under the Securities Act (or any successor provision) or otherwise and any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted).


                             - Page 9 - Reg. Rights Agt.

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       (d)  REGISTRATION PROCEDURES.  In connection with any offering of
Registrable Securities registered pursuant to this SECTION 2, the Company shall use its best efforts to do the following:

            (i) Prepare and file with the Securities and Exchange Commission (the "COMMISSION") within sixty (60) calendar days after receipt of a request for registration, a registration statement on any form for which Company then qualifies or which counsel for Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective as provided herein, PROVIDED that before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto, Company will (A) furnish to one counsel selected by the Majority in Interest copies of all such documents proposed to be filed for said counsel's review and comment, and (B) notify the Holders whose Registrable Securities are included in such Demand Registration or Incidental Registration of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

            (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days or such shorter period that will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the time periods referred to in Section 4(3) of the Securities Act and Rule 174, or any successor thereto, if applicable), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

            (iii) Furnish to each Holder and each underwriter, if any, of Registrable Securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder.


                             - Page 10 - Reg. Rights Agt.

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            (iv)   Use its best efforts to register or qualify such Registrable
Securities under such other state securities or "blue sky" laws of such jurisdictions as each Holder including Registrable Securities in such registration, and each underwriter, if any, of Registrable Securities covered by such registration statement reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable each such Holder and each underwriter, if any, to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; PROVIDED that Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to taxation or regulation of its business in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

            (v) Use its best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Company to enable each such Holder to consummate the disposition of such Registrable Securities.

            (vi) Immediately notify Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event that comes to Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will promptly prepare and furnish to each such Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (vii)  Use its best efforts to cause all such Registrable
Securities to be listed on a national securities exchange in the United States or NASDAQ and on each securities exchange on which similar securities issued by Company may then be listed, and enter into such customary agreements including a listing application and indemnification agreement in customary form, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement.


                             - Page 11 - Reg. Rights Agt.

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            (viii) Enter into such customary agreements (including an
underwriting agreement or qualified independent underwriting agreement, in each case, in customary form) and take all such other actions as the Majority in Interest whose Registrable Securities are included in such registration or the underwriters retained by such Majority in Interest, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary representations, warranties, indemnities and agreements.

            (ix) Make available for inspection, by each such Holder, any underwriter participating in any disposition pursuant to such registration statement, and the attorney, accountant or other agent retained by the Majority in Interest or any such underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, if any, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause Company's officers, directors and employees, and those of Company's affiliates, if any, to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement; PROVIDED, that all such inspection, due diligence, and responses shall be undertaken during normal business hours of the Company, without material disruption of the conduct of the Company's business, and subject to customary confidentiality agreements.

            (x) Use its best efforts to obtain a "cold comfort" letter from the Company's appointed auditors in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Majority in Interest reasonably requests.

            (xi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to each Holder whose Registrable Securities are included in the registration statement, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities
Act) which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

       It shall be a condition precedent to the obligation of the Company to take any action with respect to any Registrable Securities that each Holder thereof shall furnish to the Company such information regarding such Holder, the Registrable Securities and any other Shares in the Company held by such Holder and the intended method of disposition of the Registrable Securities held by such Holder as the Company


                             - Page 12 - Reg. Rights Agt.

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shall reasonably request and as shall be required in connection with the action taken by the Company; and, furthermore, that each such Holder shall utilize such Holder's best efforts to facilitate the completion and effectiveness of any registration statement pursuant hereto including, without limitation, furnishing customary information (for inclusion in any such Registration Statement and for due diligence purposes in connection therewith), undertakings, and agreements in connection therewith and not materially inconsistent with the other provisions of this Agreement.

       Each Holder agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in SECTION 2(D)(VI) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 2(D)(VI) hereof, and, if so directed by the Company such Holder will deliver to the Company (at the Company's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in
SECTION 2(D)(II) hereof shall be extended by the greater of (A) three (3) months or (B) the number of days during the period from and including the date of the giving of such notice pursuant to SECTION 2(D)(VI) hereof to and including the date when the Holder shall have received the copies of the supplemented or amended prospectus contemplated by SECTION 2(D)(VI) hereof.

       (e)  INDEMNIFICATION.

            (i) INDEMNIFICATION BY COMPANY. In the event of any registration of any Shares of the Company under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless, to the full extent permitted by law, each Holder whose Registrable Securities are included in such registration, its directors and officers, general partners, limited partners and managing directors, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls, is controlled by or is under common control with any such Holder or any such underwriter within the meaning of the Securities Act (and directors, officers, controlling Persons, partners and managing directors, counsel, and accountants of any of the foregoing) against any and all losses, claims, damages or liabilities, joint or several, and expenses (including (a) reasonable fees and expenses of attorneys incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding and (b) any amounts paid in any settlement effected with Company's con-


                             - Page 13 - Reg. Rights Agt.

sent, which consent will not be unreasonably withheld) to which any such Holder, any such director or officer or general or limited partner or managing director or any such underwriter or controlling Person, counsel or accountants may become subject under the Securities Act, United States state securities "blue sky" laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of any United States federal, state or common law rule or regulation applicable to Company and relating to action required of or inaction by Company in connection with any such registration; PROVIDED, HOWEVER, that Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by any Holder in its capacity as a shareholder in the Company or any such director, officer, general or limited partner, managing director, underwriter or controlling Person or their respective counsel or accountants specifically stating that it is for use in the preparation thereof; and, PROVIDED, FURTHER, that the Company shall not be liable to any Holder, any Person who participates as an underwriter in the offering or sale of Registrable Securities, if any, or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, or their respective counsel or accountants pursuant to this SECTION 2(E)(I) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such Holder, underwriter or controlling or other Person results from the fact that such underwriter sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, had corrected any such misstatement or omission.


                             - Page 14 - Reg. Rights Agt.

The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any such director, officer, general partner, limited partner, managing director, underwriter or controlling Person or their respective counsel or accountants and shall survive the transfer of such securities by such Holder.

            (ii) INDEMNIFICATION BY HOLDER AND UNDERWRITERS. The Company will require, as a condition to including any Registrable Securities in any registration statement filed in accordance with the provisions hereof, that the Company shall have received an undertaking reasonably satisfactory to it from each Holder or any underwriter of Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in PARAGRAPH
(I) above) the Company and its directors, officers, controlling Persons and all other prospective sellers and their respective directors, officers, general and limited partners, managing directors, and their respective controlling Persons and the counsel and accountants of each of the foregoing with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of any such Holder or any underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Holder, any underwriters or any of their respective directors, officers, general or limited partners, managing directors or controlling Persons or their respective counsel or accountants and shall survive the transfer of such securities by any Holder, PROVIDED, HOWEVER, that no Holder shall be liable in the aggregate for any amounts exceeding the product of the sale price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Holder.

            (iii) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this SECTION 2(E), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the indemnifying party of the


                             - Page 15 - Reg. Rights Agt.

commencement of such action, PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
SECTION 2(E), except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonably necessary. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

            (iv) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subsections of this SECTION 2(E) (with appropriate modifications) shall be given by the Company and each Holder whose Registrable Securities are included pursuant to this Agreement in any registration statement under the Securities Act, to the full extent permitted by applicable law, with respect to any required registra-


                             - Page 16 - Reg. Rights Agt.

tion or other qualification of securities under any United States federal or state law or regulation or governmental authority other than the Securities Act.

            (v) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this SECTION 2(E) is for any reason held to be unenforceable although applicable in accordance with its terms, the Company, and each Holder and the underwriters of Registrable Securities included in the applicable registration shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, each such Holder and the underwriters, in such proportions that the underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the prospectus bears to the initial public offering price appearing thereon and the Company and each such Holder are responsible for the balance; PROVIDED, HOWEVER, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. As between the Company and each Holder, such parties shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect (A) the relative benefits received by the Company, on the one hand, and each such Holder on the other hand, from the offering of the Registrable Securities and any other securities included in such offering, and (B) the relative fault of the Company, on the one hand, and each such Holder on the other, with respect to the statements or omissions that resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any such Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this SECTION 2(E) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. Notwithstanding anything to the contrary contained herein, the Company and the Holders agree that any contribution required to be made by any Holder pursuant to this SECTION 2(E) shall not exceed the net proceeds from the offering of Registrable Securities (before deducting expenses) received by the appli-


                             - Page 17 - Reg. Rights Agt.

cable Holder with respect to such offering. For purposes of this SECTION 2(E), each Person, if any, who controls any Holder or an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder or such underwriter, and each director of the Company, each officer of the Company who signed the registration statement, and each Person, if any, who controls Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

       (f) RULE 144. At all times after a public offering of any of the Company's Shares, the Company agrees that it will file in a timely manner all reports required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and, if at any time Company is not required to file such reports, it will make available to the public, to the extent required to permit the sale of Shares by each Holder pursuant to Rule 144, current information about itself and its activities as contemplated by Rule 144 under the Securities Act, as such Rule may be amended from time to time. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

       3.  MISCELLANEOUS.

       (a) REMEDIES. Each party to this Agreement, in addition to being entitled to exercise all rights provided herein, in the applicable Subscription Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to seek specific performance of its rights under this Agreement.

       (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is materially inconsistent with the rights granted to any Holder in this Agreement or otherwise materially conflicts with the provisions hereof. The rights granted to each Holder hereunder do not materially conflict with and are not materially inconsistent with the rights granted to the holders of Company's securities under any agreement in effect on the date hereof.

       (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the party against which the same is sought to be enforced has obtained the written consent of each of the other parties hereto.


                             - Page 18 - Reg. Rights Agt.

       (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

       (i) if to any Holder, at the address set forth beneath such Holder's name on the signature pages hereof;

       (ii) if to Company, c/o:

       eXodus Technologies, Inc.
       11130 NE 33rd Place, Suite 250
       Bellevue, Washington  98004

       Attention:  David M. Barnes
                  Vice President and CFO

       Telecopy No.:  206-803-5438

       with a copy to:

       Greenberg, Traurig, Hoffman,
            Lipoff, Rosen & Quentel
       153 East 53rd Street
       New York, New York  10022

       Attention:  Stephen A. Weiss, Esq.
                  Andrew J. Cosentino, Esq.

       Telecopy No.:  212-223-7161

       All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the U.S. Mail, First Class postage prepaid, if mailed; when answered back, if telexed; when receipt properly acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

       (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities; PROVIDED, HOWEVER, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a holder unless and to the extent such successor or assign acquired Registrable Securities from a Holder.

       (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in


                             - Page 19 - Reg. Rights Agt.

separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

       (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

       (j) ENTIRE AGREEMENT. This Agreement together with the Subscription Agreements (and the exhibits thereto) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       eXodus Technologies, Inc.



                                       By: /s/ Robert Rubin
                                          ---------------------------
                                       Name:  Robert M. Rubin
                                            -------------------------
                                       Title: Chairman, CEO.
                                             ------------------------

                             - Page 20 - Reg. Rights Agt.

                                       THE HOLDERS:


                                       GOODLAND INTERNATIONAL INVESTMENT LTD.



                                       By: /s/ Christiane Bosson
                                          -----------------------------
                                       Title: VP
                                             --------------------------
                                       Tax I.D. # NONE
                                                  ---------------------

                                       Address:  c/o Corner House
                                                 20 Parliament Street
                                                 Hamilton HM12 Bermuda
                                                 Attention:  Mr. Geoff Tirman

                                       No. of Preferred Shares:

                                       140,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       122,500
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $3,501,225.00
                                       ------------------------



                            - Page 21 -AUGI Reg. Rts Agt.

                                       WEYBURN OVERSEAS LTD.



                                       By: /s/ Christiane Bosson
                                          -----------------------------
                                       Title:       VP
                                             --------------------------
                                       Tax I.D. #:  NONE
                                                    -------------------
                                       Address:  c/o Corner House
                                                 20 Parliament Street
                                                 Hamilton HM12 Bermuda
                                                 Attention:  Mr. Geoff Tirman

                                       No. of Preferred Shares:

                                       60,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       52,500
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $1,500,525.00
                                       ------------------------

                            - Page 22 -AUGI Reg. Rts Agt.

                                       PORTER PARTNERS LP



                                       By: /s/ Jeffry H. Porter
                                          -----------------------------
                                       Title: General Managing Partner
                                             --------------------------
                                       Tax I.D. #:  94-3152540
                                                    -------------------
                                       Address:  100 Shoreline
                                                 Suite 211B
                                                 Mill Valley, CA.  94941
                                                 Attn:  Mr. Jeff Porter

                                       No. of Preferred Shares:

                                       26,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       22,750
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $650,210.00
                                       ------------------------

                            - Page 23 -AUGI Reg. Rts Agt.

                                       EDJ LIMITED



                                       By: /s/ Patricia N. Sandford
                                          -----------------------------
                                       Title: President
                                             --------------------------
                                       Tax I.D. #:  NONE
                                                    -------------------
                                       Address:  c/o Deltec Panamerica
                                                  Trust Co.
                                                 Deltec House
                                                 Lyford Cay
                                                 Box N-3229
                                                 Nassau, Bahamas
                                                 Attn:  Ms. Patricia Sandford

                                       No. of Preferred Shares:

                                       6,000
                                       ------------------------

                                       No. of AUGI Warrants:

                                       5,250
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $150,052.50
                                       ------------------------

                            - Page 24 -AUGI Reg. Rts Agt.

                                       KODIAK CAPITAL, L.P.



                                       By: /s/ Lee E. Mikles
                                          -----------------------------
                                       Title: Chairman/G.P.
                                             --------------------------
                                       Tax I.D. #:  95-4396374
                                                    -------------------
                                       Address:  100 Wilshire Boulevard
                                                 15th Floor
                                                 Santa Monica, California 90401
                                                 Attn:  Mr. Lee Mikles
                                                       Mikles/Miller Management

                                       No. of Preferred Shares:

                                       15,360
                                       ------------------------

                                       No. of AUGI Warrants:

                                       13,440
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $384,134.40
                                       ------------------------

                            - Page 25 -AUGI Reg. Rts Agt.

                                       KODIAK INTERNATIONAL LTD.



                                       By: /s/ Lee E. Mikles
                                          -----------------------------
                                       Title: Investment Advisor
                                             --------------------------
                                       Tax I.D. #:  NONE
                                                    -------------------
                                       Address:  c/o Kernco Trust
                                                 2 Rue Jargonnant
                                                 P.O. Box 6432
                                                 1211 Geneva 6, Switzerland

                                       Address for Notice:

                                                 100 Wilshire Boulevard
                                                 15th Floor
                                                 Santa Monica, California 90401
                                                 Attn:  Mr. Lee Mikles
                                                       Mikles/Miller Management

                                       No. of Preferred Shares:

                                       26,880
                                       ------------------------

                                       No. of AUGI Warrants:

                                       23,250
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $672,235.20
                                       ------------------------

                            - Page 26 -AUGI Reg. Rts Agt.

                                       KODIAK OPPORTUNITY LP



                                       By: /s/ Lee E. Mikles
                                          -----------------------------
                                       Title: Chairman/G.P.
                                             --------------------------
                                       Tax I.D. #:  95-4596249
                                                    -------------------
                                       Address:  100 Wilshire Boulevard
                                                 15th Floor
                                            Santa Monica, California  90401
                                                 Attn:  Mr. Lee Mikles
                                                       Mikles/Miller Management

                                       No. of Preferred Shares:

                                       3,840
                                       ------------------------

                                       No. of AUGI Warrants:

                                       3,360
                                       ------------------------

                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $96,033.60
                                       ------------------------

                            - Page 27 -AUGI Reg. Rts Agt.

                                      KODIAK OPPORTUNITY OFFSHORE LIMITED



                                      By: /s/ Lee E. Mikles
                                         -----------------------------
                                      Title: Chairman
                                            --------------------------
                                      Tax I.D. #:  NONE
                                                   -------------------
                                      Address:  c/o Citco Fund Services
                                                Corporate Centre
                                                West Bay Road
                                                P.O.B. 31106, SMB
                                                Grand Cayman, Cayman Islands BWI
                                                Attn:  Mr. Patrick Agemian

                                      No. of Preferred Shares:

                                      1,920
                                      ------------------------

                                      No. of AUGI Warrants:

                                      1,680
                                      ------------------------

                                      Aggregate Purchase Price
                                      for Preferred Shares
                                      and AUGI Warrants:

                                      $48,016.80
                                      ------------------------

                            - Page 28 -AUGI Reg. Rts Agt.

                                       THE GALILEO FUND, L.P.



                                       By: /s/
                                          -----------------------------
                                       Title:       Member
                                             --------------------------
                                       Tax I.D. #:  04-3258283
                                                    -------------------
                                       Address:  141 Linden Street, S-4
                                                 Wellesley, MA  02181

                                       Address for Delivery of Certificates:

                                                 Goldman Sachs & Co.
                                                 Attn.: Robin Harris, 44th Fl.
                                                 One New York Plaza
                                                 New York, N.Y.  10004
                                                 Phone:  (212) 902-4108
                                                 Facsimile:  (212) 902-0741

                                       Securities to Be Registered in Following
                                       Name:  Goldman Sachs & Company
                                              FFC DDJ Galileo Fund, L.P.

                                       No. of Preferred Shares:

                                       112,800
                                       ------------------------
                                       No. of AUGI Warrants:

                                       98,700
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $2,820,987.00
                                       ------------------------

                            - Page 29 -AUGI Reg. Rts Agt.

                                       KEPLER OVERSEAS CORP.


                                       By: /s/
                                          -----------------------------
                                       Title: Member
                                             --------------------------
                                       Tax I.D. #:  N/A
                                                    -------------------
                                       Address:  Kepler Overseas Corp.
                                                 c/o Goldman Sachs (Cayman)
                                                 Harbor Center, 2nd Fl.
                                                 George Town
                                                 Post Offfice Box 896
                                                 Grand Cayman Islands

                                       Address for Delivery of Certificates:
                                                 Goldman Sachs & Co.
                                                 Attn.: Robin Harris, 44th Fl.
                                                 One New York Plaza
                                                 New York, N.Y.  10004
                                                 Phone:  (212) 902-4108
                                                 Facsimile:  (212) 902-0741

                                       Securities to Be Registered in Following
                                       Name:  Goldman Sachs & Company
                                              FFC Kepler Overseas Corp.

                                       No. of Preferred Shares:

                                       3,600
                                       ------------------------
                                       No. of AUGI Warrants:

                                       3,150
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:
                                       $90,031.50
                                       ------------------------

                            - Page 30 -AUGI Reg. Rts Agt.

                                       CROCODILE I, LLC


                                       By: /s/
                                          -----------------------------
                                       Title: Member
                                             --------------------------
                                       Tax I.D. #:  N/A
                                                    -------------------
                                       Address:  Crocodile I, LLC
                                                 c/o DDJ Capital Management, LLC
                                                 141 Linden Street, S-4
                                                 Wellesley, MA  02181

                                       Address for Delivery of Certificates:
                                                 Goldman Sachs & Co.
                                                 Attn.: Robin Harris, 44th Fl.
                                                 One New York Plaza
                                                 New York, N.Y.  10004
                                                 Phone:  (212) 902-4108
                                                 Facsimile:  (212) 902-0741

                                       Securities to Be Registered in Following
                                       Name:  Goldman Sachs & Company
                                              FFC Crocodile I, LLC

                                       No. of Preferred Shares:

                                       3,600
                                       ------------------------
                                       No. of AUGI Warrants:

                                       3,150
                                       ------------------------
                                       Aggregate Purchase Price
                                       for Preferred Shares
                                       and AUGI Warrants:

                                       $90,031.50
                                       ------------------------

                            - Page 31 -AUGI Reg. Rts Agt.